Thrivent Mutual Funds

Supplement to

Class A Shares Prospectus and Class S Shares Prospectus,

Thrivent Partner Emerging Markets Equity Fund Class A Shares Summary Prospectus, and

Thrivent Partner Emerging Markets Equity Fund Class S Shares Summary Prospectus

each dated February 28, 2019

Shareholders of Thrivent Partner Emerging Markets Equity Fund (the “Target Fund”) recently approved the merger of the Target Fund into Thrivent International Allocation Fund (the “Acquiring Fund”). The merger will occur on or about August 9, 2019. In connection with the merger, each investment in the Target Fund will automatically be transferred into the Acquiring Fund and the Target Fund will dissolve. Following the closing of the merger, all references to the Target Fund will be deleted from the prospectus.

The date of this Supplement is July 31, 2019.

Please include this Supplement with your Prospectus or Summary Prospectus.

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